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                                  EXHIBIT 10.4

$500,000                   PROMISSORY NOTE      Rapid City, South Dakota
                                                               November 11, 1997

         FOR VALUE RECEIVED, CONCORDE GAMING CORPORATION ("MAKER"), a Colorado corporation with its principal place of business at 3290 Lien Street, Rapid City, South Dakota, promises to pay to the order of BHL CAPITAL CORPORATION ("HOLDER"), a South Dakota corporation with its principal place of business at 3290 Lien Street, Rapid City, South Dakota, on demand after 90 days from the date of this Promissory Note the sum of Five Hundred Thousand and no/100 Dollars ($500,000.00) together with interest at the rate of 18% per annum until paid. MAKER shall pay HOLDER all accrued interest hereon quarterly.

         The MAKER may prepay this Promissory Note in whole or in part at any time without penalty. The validity, construction and enforceability of, and the rights and obligations of the MAKER and HOLDER under this Note shall be governed by, construed and enforced in accordance with the laws of the State of South Dakota.

         The undersigned waives demand, presentment, notice of non-payment, protest, notice of protest and notice of dishonor. The makers, endorsers, sureties and guarantors hereof hereby severally waive presentment for payments, notice of non-payment, protest and notice of protest. Time is of the essence. No delay or omission on the part of the HOLDER in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Promissory Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right on a future occasion.

         In the event that this Note is placed in the hands of attorneys for collection after default, the undersigned agrees to pay in addition to the principal and interest, all attorney's fees and collection costs (including attorney's fees and collection costs incurred in realizing upon any collateral securing this Note) incurred in collecting any amounts due under this Note.

         The undersigned hereby severally agree to pay all costs for any collections necessary.

                                       CONCORDE GAMING CORPORATION
                                       (MAKER)
                                       By:  Jerry L. Baum
                                       Its: President

                                       Signature: /s/ Jerry L. Baum
                                                  ------------------------------
                                                      Jerry L. Baum